SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OF 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT:  JUNE 29, 2005

DATE OF EARLIEST EVENT REPORTED:  June 29, 2005

KENILWORTH SYSTEMS CORPORATION

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

NEW YORK	0-08962	84-1641415
(STATE OR OTHER JURISDICTION OF INCORPORATION)	(COMMISSION FILE NO.)	(IRS EMPLOYER IDENTIFICATION NUMBER)

185 WILLIS AVENUE, SUITE #4 MINEOLA, NY		11501
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)		(ZIP CODE)

(516) 741-1352
(TELEPHONE REGISTRANT’S NUMBER, INCLUDING AREA CODE)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01   OTHER EVENTS

                On June 27, 2005 Kenilworth Systems Corporation entered into an exclusive one (1) year Consulting Contract with Alfred J. Luciani, Esq. starting July 1, 2005.  Mr. Luciani is an authority in Native American casino regulations and “MegaBingo”, a linked, multi-state on-reservation bingo game offered by Native American casinos.  He will head the Company’s planned project to bring live in-progress “casino table game tournaments” from and between Native American on-reservation casinos.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

(c)              Exhibits

99.1            Press Release dated June 29, 2005

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

KENILWORTH SYSTEMS CORPORATION

Registrant

/s/ Gino Scotto
Gino Scotto, CEO

Dated: June 29, 2005